UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2014

Integrity Applications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-54785	98-0668934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

102 Ha’Avoda Street, P.O. Box 432, Ashkelon, Israel		L3 7810301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  972 (8) 675-7878

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Preferred Stock and Warrant Issuance

On December 31, 2014, Integrity Applications, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”) pursuant to which, on December 31, 2014, the Company issued to the Purchasers an aggregate of 1,647.45 units of the Company (each a “Unit” and, collectively, the “Units”), each consisting of (a) one share of the Company’s newly designated Series B 5.5% Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an initial conversion price of $5.80 per share, (b) a five year warrant to purchase, at an exercise price of $5.80 per share, up to such number of shares of the Common Stock equal to 100% of the shares of Common Stock issuable upon conversion of such share of Preferred Stock (each a “Series B-1 Warrant”) and (c) a five year warrant to purchase, at an exercise price of $10.00 per share, up to such number of shares of Common Stock equal to 100% of the shares of Common Stock issuable upon conversion of such share of Preferred Stock (each a “Series B-2 Warrant” and, together with the Series B-1 Warrants, collectively, the “Warrants”).

The shares of Preferred Stock comprising the Units are convertible into an aggregate of 284,056 shares of Common Stock, and the Warrants comprising the Units are exercisable for an aggregate of 568,114 shares of Common Stock, in each case subject to certain adjustments.  The Company received aggregate proceeds of $1,647,455 from the sale of the Units pursuant to the Purchase Agreement.

The sale of the Units pursuant to the Purchase Agreement was the fourth and final closing of an offering of Units by the Company.  The first, second and third closings, involving the sale by the Company of an aggregate of 3,036 Units, 2,541.6 Units and 1,274.95 Units, respectively, were disclosed by the Company in a Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 5, 2014, October 6, 2014 and November 6, 2014, respectively (the “Prior 8-Ks”), each of which is incorporated herein by reference.  The terms of the Preferred Stock and the Warrants are the same as the terms of the Preferred Stock and Warrants issued in the first, second and third closings, as described in the Prior 8-Ks.

Registration Rights

In connection with the sale of the Units, the Company entered into a Registration Rights Agreement with the Purchasers, which is substantially identical to the registration rights agreement entered into with the prior purchasers in connection with the first, second and third closings as disclosed in the Prior 8-Ks.

Placement Agent Compensation

Pursuant to a placement agent agreement (the “Placement Agent Agreement”) with the placement agent for the offering of the Units (the “Placement Agent”), at the closing of the sale of the Units the Company paid the Placement Agent, as a commission, an amount equal to 7% of the aggregate sales price of the Units, plus 3% of the aggregate sales price as a management fee plus a non-accountable expense allowance equal to 3% of the aggregate sales price of the Units.  In addition, pursuant to the placement agent agreement, we are required to issue to the Placement Agent: (a) 5 year warrants to purchase up to 56,812 shares of Common Stock at an exercise price of $5.80 per share and (b) 5 year warrants to purchase up to 28,406 shares of Common Stock at an exercise price of $10.00 per share.  The terms of the Placement Agent warrants will be substantially similar to the Warrants except that the Placement Agent warrants will also be exercisable on a cashless basis.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 is incorporated by reference into this Item 3.02.

The Units were sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act.  The Units were offered only to “accredited investors,” as such term is defined under the Securities Act, and were not offered pursuant to a general solicitation.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description

4.1	Form of Securities Purchase Agreement (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on September 5, 2014)

4.2	Form of Series B-1 Common Stock Purchase Warrant (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K, as filed with the SEC on September 5, 2014)

4.3	Form of Series B-2 Common Stock Purchase Warrant (filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K, as filed with the SEC on September 5, 2014)

4.4	Form of Registration Rights Agreement (filed as Exhibit 4.4 to the Company’s Current Report on Form 8-K, as filed with the SEC on September 5, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 31, 2014

INTEGRITY APPLICATIONS, INC.

By:	/s/ Avner Gal
Name: Avner Gal
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1	Form of Securities Purchase Agreement (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on September 5, 2014)

4.2	Form of Series B-1 Common Stock Purchase Warrant (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K, as filed with the SEC on September 5, 2014)

4.3	Form of Series B-2 Common Stock Purchase Warrant (filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K, as filed with the SEC on September 5, 2014)

4.4	Form of Registration Rights Agreement (filed as Exhibit 4.4 to the Company’s Current Report on Form 8-K, as filed with the SEC on September 5, 2014)